                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported): June 20, 1996



                          Barrett Resources Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-13446                84-0832476
- ----------------------------       -----------------      --------------------
(State or other jurisdiction       (Commission File       (IRS Employer
 of incorporation)                  Number)                Identification No.)


     1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado   80202
     ----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------

Item 5. Other Events
        ------------

        Press Releases. The information set forth in press releases of the Registrant dated June 20, 1996 and June 24, 1996, which are filed as exhibits hereto, are incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

        (c) Exhibits


Exhibit
Number  Description
- ------  -----------

99.1    Press release dated June 20, 1996

99.2    Press release dated June 24, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 24, 1996        BARRETT RESOURCES CORPORATION



                             By: /s/ JOHN F. KELLER
                                 -------------------------
                                 John F. Keller
                                 Executive Vice President

                                       3